UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2021.

New Africa Petroleum Corp.

(Exact name of registrant as specified in its charter)

                                 Delaware                                  33-239825                              84-4954365

                             (State or other jurisdiction          (Commission                          (IRS Employer

                             of incorporation)                         File Number)                           Identification No.)

One Gateway Center 26th Fl Newark, New Jersey 07102	11747
(Address of principal executive offices)	(Zip Code)

                                                                         (973) 277 4239

                                                        (Registrant’s telephone number, including area code)

                                                                 One Gateway Center, 26th Fl

                                                                          Newark, NJ 07102

                                                     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

I

Securities registered pursuant to Section l 2(b) of the Act:

N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 §240.12b-2 of this chapter).

                                                                                                        Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [NO]

Item 8.01	Other Events.

On April 19, 2021, New Africa Petroleum, Corp filed an Amended Certificate of Incorporation changing its name to XXI Oil & Gas Working Partners, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Franklin Ogele

New Africa Petroleum Corp

Registrant

Date: April 21, 2021